BLACKROCK FOCUS GROWTH FUND, INC.
(the “Fund”)

SUPPLEMENT DATED DECEMBER 16, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION

Effective December 16, 2008, the following changes are made to the Fund’s Statement of Additional Information.

All references to Thomas E. Burke as a portfolio manager of the Fund are deleted.

The section entitled “Management and Advisory Arrangements” beginning on page I-10 is revised as set forth below.

The first paragraph under subsection entitled “Information Regarding the Portfolio Manager” on page I-11 is deleted in its entirety and replaced with the following:

Jeffrey R. Lindsey, CFA, and Edward P. Dowd are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Information Regarding the Portfolio Manager - Other Funds and Accounts Managed” on page I-11 is revised to add the following information with respect to the Fund as of November 18, 2008:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Jeffrey R. Lindsey	10 $3.6 Billion	3 $114 Million	9 $1.07 Billion	0 $0	0 $0	1 $108 Million
Edward P. Dowd	10 $3.6 Billion	3 $114 Million	9 $1.07 Billion	0 $0	0 $0	1 $108 Million

The subsection entitled “Information Regarding the Portfolio Manager - Fund Ownership” on page I-13 is revised to replace the provided information with the following information with respect to the Fund as of November 18, 2008:

Portfolio Manager	Dollar Range
Jeffrey R. Lindsey	None
Edward P. Dowd	None

19081-0308SUP